SECURITIES AND EXCHANGE COMMISSION
                        Washington, D.C. 20549


                               FORM 8-K

                            Current Report
                Pursuant to Section 13 or 15(d) of the
                   Securities Exchange Act of 1934


                            August 1, 2000

           Date of Report (date of earliest event reported)



                   Visual Bible International, Inc.

        (Exact Name of Registrant as Specified in its Charter)


Florida                 000-26037       65-1030068


(State or Other   (Commission File      (IRS Employer
Jurisdiction of    Number)               Identification
Incorporation)                           Number)


   55 University Avenue, Suite 500, Toronto, Ontario M5J 2H7 Canada

     (Address of Principal Executive Offices, Including Zip Code)


                            (416) 216-8512

         (Registrant's Telephone Number, Including Area Code)


                        American Uranium, Inc.
    121 Richmond Street, 7th Floor, Toronto M5H 2L3 Ontario Canada

    (Former Name or Former Address, if Changed Since Last Report)

Item 1.  CHANGES IN CONTROL OF REGISTRANT.

        (a) As of the date hereof, after the issuance of 600,000 shares of our common stock and the expected issuance of an additional 142,856 shares of our common stock pursuant to an offering (the "Recent Offering") undertaken by us under Regulation S under the Securities Act of 1933 (See "Item 5. Other Events - Recent Offering of Securities" below) but without giving effect to the 12,750,001 shares of common stock we issued to the shareholders of Visual Bible, Inc., a Florida corporation ("VB") in order to conclude a share exchange transaction (See Item 2. "Acquisition and Disposition of Assets" below) we would have had 9,801,117 shares of our common stock outstanding. Upon issuance of the 12,750,001 shares of our common stock in connection with the share exchange transaction, such shares represent approximately 56.5 percent of our issued and outstanding common stock. Accordingly, the holders of the 12,750,001 shares of our common stock issued in connection with the share exchange transaction own, in the aggregate, more than a majority of our issued and outstanding common stock and possess significant influence over us, giving them the ability, among other things, to elect a majority of our Board of Directors and approve significant corporate transactions. Such share ownership and control may also have the effect of delaying or preventing any further change in control, impeding a merger, consolidation, takeover or other business combination or discourage a potential acquirer from making a tender offer or otherwise attempting to obtain control of us which could have a material adverse effect on the market price of our common stock. Furthermore, each of the prior shareholders of VB has executed a shareholder voting agreement and irrevocable proxy (the "Voting Agreement") in connection therewith giving John Hamilton, or his successors, the right, until August 1, 2002, to vote the shares of our common stock owned by each such prior shareholder on any and all matters for which such a shareholder has the right to vote.

        (b) On the date hereof, after giving effect to all of the shares of our common stock that we issued and expect to issue pursuant to the Recent Offering (See "Item 1 (a) above and "Item 5. Other Events - Recent Offering of Securities" below), we would have 22,551,118 shares of our common stock issued and outstanding. The following table sets forth certain information regarding the beneficial ownership of our common stock as of August 16, 2000 of
(1) each person who is know to us to own beneficially more than 5% of our common stock, (2) each of our directors and officers and (3) all of our directors and officers as a group:

Name and Address of Beneficial Owner            Amount of Beneficial        Approximate Percent of
                                                Ownership (1)               Class (1)

John Hamilton (2) (6)                           12,750,001                        56.5
80 Carlauren Road, Suite 23
Woodbridge, Ontario  L4L 7Z5 Canada

James D. Beatty                                  1,000,000                         4.4
55 University Avenue, Suite 500
Toronto, Ontario  M5J 2H7 Canada

Bess Fotopoulos  (3)                               400,000                         1.8
55 University Avenue, Suite 500
Toronto, Ontario  M5J 2H7 Canada

Visual International (Pty) Ltd. (4)              3,500,000                        15.5
No. 8 Rosen Heights
Pasita Street, Rosendal
Bellville 7535 South Africa

Oceanic Productions, Ltd. (5)                    1,970,000                         8.7
c/o Trinity Capital
55 University Avenue, Suite 500
Toronto, Ontario  M5J 2H7 Canada

All directors and officers as a group (7)        12,750,001                        56.5



(1) Unless otherwise noted below, we believe that all persons named in the table have sole voting and investment power with respect to all shares of our common stock beneficially owned by them. For purposes hereof, a person is deemed to be the beneficial owner of securities that can be acquired by such person within 60 days from the date hereof upon the exercise of warrants or options or the
conversion of convertible.   Each beneficial owner's percentage
ownership is determined by assuming that any such warrants, options or convertible securities that are held by such person (but not those held by any other person) and which are exercisable within 60 days from the date hereof, have been exercised.

(2) Includes 1,000,000 shares held by John Hamilton and 1,030,400 shares owned by 1417306 Ontario Corporation. John Hamilton beneficially owns all of the outstanding equity securities of 1417306 Ontario Corporation. Also, includes 185,000 shares held by Judith Hamilton, the wife of John Hamilton and 250,000 shares held by 3530370 Canada, Inc., all of the equity securities of which are beneficially owned by Judith Hamilton, although John Hamilton disclaims any beneficial ownership of the shares owned, beneficially or otherwise, by Judith Hamilton. Also, includes 99,600 shares owned by Maureen Hamilton, the mother of John Hamilton although John Hamilton disclaims any beneficial ownership of the shares owned, beneficially or otherwise, by Maureen Hamilton.

(3) Includes 400,000 shares held by 1328798 Ontario, Inc.  Bess
Fotopoulos beneficially owns all of the outstanding equity securities of 1328798 Ontario, Inc.

(4) Visual International (Pty) Ltd. is the beneficial owner of more than five percent (5%) of our common stock. See "Item 1(a) above."

(5) Oceanic Productions, Ltd. is the beneficial owner of more than five percent (5%) of our common Stock.. See "Item 1(a) above."

(6) Pursuant to the Voting Agreement, Mr. Hamilton exercises voting control until August 1, 2002 over all of common stock received by the prior shareholders of VB (12, 500,001 shares). See "Item 1(a) above."

(7) See Notes above.

Item 2.  ACQUISITION AND DISPOSITION OF ASSETS.

        On August 1, 2000, we acquired all of the issued and outstanding shares of Visual Bible, Inc., a Florida corporation ("VB"), a formerly unaffiliated entity that owns exclusive license agreements with the International Bible Society and with Broadman & Holman to produce, distribute, market and sell, in a visual format, the New International Version of the Bible and the Christian Standard Version of the Bible, as well as, other assets associated with those license agreements, including but not limited to all intellectual property and proprietary information, accounts receivable, video, film and music inventory associated with, among other things, the film productions of the Book of Matthew and the Book of Acts. The acquisition was accomplished pursuant to a Stock Exchange Agreement dated July 24, 2000 between us and the VB shareholders, and as a result of this transaction VB (along with its wholly owned subsidiary Visual Entertainment, Inc., a Texas corporation ("VE"), and along with VE's wholly owned subsidiary Visual Entertainment Music, LLC, a Texas limited liability company ("VELLC") is now our wholly owned subsidiary. We exchanged 12,750,001 shares of our $.001 par value common stock for all of the outstanding shares of VB. We and VB engaged in arms length negotiations to determine the relative value of the consideration associated with this transaction. Since the purchase price consisted entirely of the issuance of shares from our authorized but unissued capital, no funds were used for this acquisition. We intend to the operations of VB in the same manner as existed prior to our acquisitions of VB.

        Prior to the consummation of this transaction, there was no material relationship between VB or any of its shareholders and us or any of our affiliate, directors or officers, or any associate of any of our directors or officers.

Item 5.  OTHER EVENTS.

        (a) Recent Regulation S Offering. On August 1, 2000, we commenced an offering of up to 750,000 shares of our common stock to a limited number of investors without registration under the Securities Act of 1933 in reliance upon Regulation S promulgated
thereunder (the "Recent Offering").   As of the date hereof, the
Recent Offering has not yet terminated, and we have sold 600,000 shares of our common stock and received $2,999,997 in payment therefor. We expect to sell an additional 142,866 shares of our common stock and to receive $1,000.000 in payment therefor. After such sale, we expect the Recent Offering to terminate. We expect to use the proceeds of the Recent Offering to pay the costs and expenses thereof, to fund certain pre-production costs and expenses and for working capital and general corporate purposes. As a part of the Recent Offering, we have agreed to provide the purchasers of the common stock with certain registration rights. We expect that such registration rights will include demand and piggy back provisions, and as a result we will, shortly, file a registration statement under the Securities Act of 1933 with respect to all of the shares of our common stock sold pursuant to the Recent Offering shares on behalf of selling shareholders. However, as of the date hereof and notwithstanding the fact that we have concluded certain sales of the common stock that will be subject to such registration rights, we have not yet concluded the registration rights agreement with the purchasers of such common stock.

        (b) Executive Officers and Directors. Simultaneously with the conclusion of the share exchange transaction (See Item 2.
Acquisition and Disposition of Assets" above) our existing directors and officers resigned and were replaced.

         The following table sets forth certain information with respect to our current executive officers and directors. Each director holds such position until our next annual meeting of shareholders and until such party's respective successor has been elected and qualifies. Any of our directors may be removed with or without cause at any time by the vote of the holders of not less than a majority of our then outstanding common stock. Other than as otherwise provided in an employment agreement, officers are elected annually by our board of directors. Any of our officers may be removed with or without cause at any time by our board of directors although, in such event, we may incur certain liabilities under an applicable employment agreement.

Name and Address                 Age                Positions with the Company

John Hamilton                    40                 Chairman of the Board of Directors
                                                    and Chief Executive Officer

James D. Beatty                  55                 Director

Bess V. Fotopoulos               36                 Director, President and
                                                    Secretary/Treasurer

        John Hamilton has been our chairman of the board of directors and chief executive officer since conclusion of the share exchange transaction on August 1, 2000. Mr. Hamilton served in the same positions for VB since it inception. Mr. Hamilton is also the founder an majority owner of MEG Media Group, Inc. Over the past five years, Mr. Hamilton has produced over 200 hours of television content and feature films. Mr. Hamilton is responsible for pioneering certain unique methods of securitization for the television and film industry. Likewise, Mr. Hamilton has been instrumental in developing internet broadcasting distribution sales programs.

        James D. Beatty has been a director since conclusion of the share exchange transaction on August 1, 2000, and served as our President from the date of conclusion of the share exchange transaction until August 11, 2000. Mr. Beatty served as President and as a Director for VB since it inception. Mr. Beatty also founded Trinity Capital Corporation in 1982 and Trinity Securities Limited in 1988. Mr. Beatty has over twenty years experience in the investment industry and has, for the past fifteen years, focused on the financing and development of small and medium sized business enterprises. Mr. Beatty has served on the boards of numerous companies in both Canada and the United States.

        Bess V. Fotopoulos has been a director and our Vice President and Secretary/Treasurer since conclusion of the share exchange transaction on August 1, 2000. On August 11, 2000, Ms. Fotopoulos became our President. Ms. Fotopoulos served as Vice President, Secretary/ Treasurer and as a Director for VB since it inception. Ms. Fotopoulos has over ten years experience as a civil litigation lawyer, and prior to joining us was a partner in an Ontario, Canada law firm. She is a member of the Law Society of Upper Canada and has taught bar admission courses for several years.
 While practicing law, Ms. Fotopoulos became involved in the financing sector of the entertainment business as counsel to Meg Media Group, Inc. In such capacity, Ms. Fotopoulos was instrumental in developing and overseeing to conclusion various film industry insured securitization programs.


        Executive Compensation

        We expect to enter into an employment agreement with John Hamilton pursuant to which he will continue to serve as our chief executive officer for a period of 5 years from the date of execution of the employment agreement. We expect to provide Mr. Hamilton with an annual salary of $400,000, a $1,000.00 per month car allowance and such other benefits as are made available to our executives. We expect to institute an incentive plan and register certain shares of our common stock that may be issued thereunder. After implementation of our incentive plan, we expect to provide Mr. Hamilton with options or warrants to acquire not less than 1,000,000 shares of our common stock.

        We expect to enter into an employment agreement with Bess V. Fotopoulos pursuant to which she will continue to serve as our President for a period of 3 years from the date of execution of such employment agreement. We expect to provide Ms. Fotopoulos with an annual salary of $250,000 and such other benefits as are made available to our executives. After implementation of our incentive plan we expect to provide Ms. Fotopoulos with options or warrants to acquire not less than 400,000 shares of our common stock.

        We expect to enter into additional employment and consulting agreements with numerous other individuals and entities to provide us with such services we deem appropriate. We are not presently able to calculate the total annual dollar cost to us in connection with such additional employment and consulting agreements, but we anticipate that such annual cost will be in the range of $1,000,000.
 Likewise, we expect that as a part of such additional employment and consulting agreements, and in order to attract such parties, we will, after implementation of our incentive plan provide such parties options or warrants to acquire shares of our common stock. We are not presently able to calculate the total number of such options or warrants that may be offered, but we anticipate it may issue options or warrants to acquire 1,400,000 shares of our common stock. In particular but not as a limitation, we expect to enter into a consulting agreement with James D. Beatty pursuant to which Mr. Beatty is expected to receive annual compensation of $250,000, and after implementation of our incentive plan, is expected to receive options or warrants to acquire not less than 400,000 shares of our common stock.

        (c) On August 7, 2000 we filed amended and restated articles of incorporation which, among other things, changed our name to Visual Bible International, Inc. and increased our capitalization to 200,000,000 shares consisting of 150,000,000 shares of $.001 common stock and 50,000,000 shares of $.001 preferred stock, which preferred stock may be issued from time to time with such rights, privileges and preferences as determined by our board of directors. Likewise, our board of directors adopted new bylaws.

        (d) Our subsidiary, VB, is currently negotiating with TD Global Finance on behalf of various financial institutions for a loan in the amount of $12,500,000.00 for the purpose of producing three theatrical motion pictures entitled the Book of Mark, the Book of Luke and the Book of John. Although the negotiations have not yet been concluded, and we can provide no assurance that such negotiations will prove successful or if successful that the terms and conditions associated therewith will be those terms described herein, we expect that the loan will bear interest at 9% per annum and will be payable in full December 2002, and that VB will be required to pledge all of its assets and the assets of its subsidiaries as collateral for the loan. Likewise, we expect that we will be required to guarantee payment of the loan and pledge our VB common stock as collateral for the loan. We also expect that, provided a registration statement filed by us with the Securities and Exchange Commission under the Securities Act of 1933 with respect to the public sale of approximately 1,388,889 shares of our common stock on behalf of the lenders that may acquire our common stock in the event of conversion of the loan is effective, all or any part of the loan outstanding from time to time will, at the election of the lenders, be convertible into our common stock at a conversion price of $9.00 per share. We further expect that the lenders will be required to convert such loan balance outstanding at such time, if ever, as the average of the last reported sale price of our common stock, as reported on the principal exchange on which our common stock is listed or quoted, equals or exceeds $12.00 for a period of twenty one (21) consecutive trading days, provided that no less than 50,000 shares of our common stock are traded on each such trading day. We expect to file the registration statement with respect to the public sale of the shares of our common stock that the lenders may acquire as soon as possible after conclusion of the loan.

        (e) This report may include "Forward Looking Statements" within the meaning of Section 27A of the Securities Act of 1933 and
Section 21E of the Securities Exchange Act of 1934. Any statements that express or involve discussions with respect to predictions, expectations, beliefs, plans, projections, objectives, assumptions or future events or performance (often, but not always, using words or phrases such as "expects" or "does not expect", "is expected", "anticipates" or "does not anticipate", "plans", "estimates" or "intends", or stating that certain actions, events or results "may", "could", "would", "might" or "will" be taken, occur or be achieved) are not statements of historical fact and may be "forward looking statements". Forward Looking Statements are based on expectations, estimates and projections at the time the statements are being made that involve a number of risks and uncertainties which could cause actual results or events to differ materially from those presently anticipated. Although we believe that the expectations reflected in such Forward Looking Statements are reasonable, we can give no assurance that such expectations will prove to have been correct.

Item 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
EXHIBITS.

        (a) Financial Statements of Business Acquired. To be filed by amendment to this Form 8-K withing sixty (60) days.

        (b) Pro Forma Financial Information. To be filed by amendment to this Form 8-K withing sixty (60) days.

        (c) Exhibits.  The following exhibits are filed herewith.

Exhibit     Description                                         Location
Number

9.1         Shareholder Voting Agreement (without counterpart   Filed electronically herewith
            signature pages)

9.2         Form of Irrevocable Proxy                           Filed electronically herewith

2.1         Stock Exchange Agreement dated July 24, 2000        Filed electronically herewith
            (without the schedules and exhibits attached
            thereto)

3.1         Amended and Restated Articles of Incorporation      Filed electronically herewith

3.2         Amended Bylaws                                      Filed electronically herewith

                              SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunder duly authorized.


                                Visual Bible International, Inc.



August 16, 2000                 By: /s/ Bess V. Fotopoulos
                                Bess V. Fotopoulos, President